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                                                                   EXHIBIT 10.25

                               EIGHTH AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

         This Eighth Amendment to Registration Rights Agreement is made and entered into as of the 30th day of September, 1996, by and among Consep, Inc., an Oregon corporation (the "Company"), the undersigned holders of outstanding shares of the Company's Common Stock (the "Holders") and Value Investing Partners, Inc. ("VIP").


                                 R E C I T A L S

         A. The Company, the Holders and certain other parties entered into that certain Registration Rights Agreement dated May 5, 1992, providing for certain registration rights with respect to Outstanding Registrable Securities, as defined in the Registration Rights Agreement, which Registration Rights Agreement was amended pursuant to a First Amendment of Registration Rights Agreement dated July 16, 1992, a Second Amendment of Registration Rights Agreement dated August 28, 1992, a Third Amendment to Registration Rights Agreement dated October 7, 1993, a Fourth Amendment to Registration Rights Agreement dated December 20, 1993, a Fifth Amendment to Registration Rights Agreement dated February 15, 1994, a Sixth Amendment to Registration Rights Agreement dated August 1, 1995, and a Seventh Amendment to Registration Rights Agreement dated September 6, 1996. The Registration Rights Agreement dated May 5, 1992, as amended by the above-referenced Amendments is referred to herein as the Registration Rights Agreement.

         B. The Company and Holders desire to amend the Registration Rights Agreement to (i) expand the definition of "Registrable Securities" and "Outstanding Registrable Securities" to include the shares of the Company's Common Stock (the "Warrant Shares") which may be issued upon the exercise of certain Common Stock Purchase Warrants (the "Warrants") to be issued to VIP pursuant to that certain underwriting agreement between Company and VIP entered into in connection with the Company's 1996 Public Offering, and (ii) add VIP as a party to the Registration Rights Agreement.

         C. Approval by the Company, the holders of at least sixty percent (60%) of the outstanding shares of the Company's Common Stock acquired upon conversion of Series F Preferred Stock (including at least three such holders) and by the holders of

1 -      EIGHTH AMENDMENT TO REGISTRATION
         RIGHTS AGREEMENT

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at least a majority of the Outstanding Registrable Securities is required to amend the Registration Rights Agreement. It is intended that a sufficient number of such holders are executing this Eighth Amendment to the Registration Rights Agreement (the "Eighth Amendment") to satisfy the foregoing conditions and by their execution are consenting to and approving this Eighth Amendment.


                                A G R E E M E N T

         NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

         1. Amendment of the Registration Rights Agreement. Effective upon issuance of the Warrants, (i) the defined terms "Registrable Securities" and "Outstanding Registrable Securities" set forth in Section 2.9 of the Registration Rights Agreement shall be amended to include the Warrant Shares and the Warrants, respectively, and the Warrant Shares and the Warrants shall be considered "Registrable Securities" and "Outstanding Registrable Securities," respectively, for all purposes under the Registration Rights Agreement, (ii) VIP shall become a party to the Registration Rights Agreement and be considered a "Holder" and "Senior Holder" for all purposes under the Registration Rights Agreement and (iii) Schedule 1.1 to the Registration Rights Agreement shall be amended to include VIP as a "Senior Holder" with respect to the Warrant and the Warrant Shares.

         2. Counterparts/Governing Law. This Eighth Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Eighth Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Oregon.


                            [SIGNATURE PAGES FOLLOW]


2 -      EIGHTH AMENDMENT TO REGISTRATION
         RIGHTS AGREEMENT

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         IN WITNESS WHEREOF, this Eighth Amendment has been executed by the parties hereto as of the date and year first above written.

COMPANY:

CONSEP, INC.


By: /s/ Volker G. Oakey
    -------------------
Title: President
       ----------------

HOLDERS:

Nazem & Company III, L.P.

By: Nazem & Associates, III, L.P.,
       Its General Partner


By: /s/ Fred F. Nazem
    --------------------------
         A General Partner



  /s/ Fred F. Nazem
----------------------------
Fred F. Nazem


J.P. Morgan Investment Corporation

By:  /s/ Peter H. Gleason
     -------------------------
Title:  Managing Director
        ----------------------



                       [ADDITIONAL SIGNATURE PAGE FOLLOWS]

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         RIGHTS AGREEMENT

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  /s/ Richard M. Welch, Sr.
------------------------------
Richard M. Welch, Sr.



  /s/ Maureen M. Welch
------------------------------
Maureen M. Welch



  /s/ Volker G. Oakey
------------------------------
Volker G. Oakey


  /s/ Walter C. Babcock
------------------------------
Walter C. Babcock


Bend Research, Inc.


By:  /s/ Walter C. Babcock
     -------------------------
Title:  President
        ----------------------

Value Investing Partners, Inc.


By:  /s/ Kevin R. Greene
     -------------------
Title:  Chairman and Chief Executive Officer
         -----------------------------------

4 -      EIGHTH AMENDMENT TO REGISTRATION
         RIGHTS AGREEMENT